Effective immediately, the sub-section entitled “Principal Investment Strategies” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests directly and/or indirectly through investment in mutual funds advised by MFS at least 80% of the fund’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments.

Debt instruments include corporate bonds, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.

MFS may invest up to 100% of the fund’s assets directly or indirectly in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest the fund’s assets in foreign securities.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered. In structuring the fund, MFS may also consider top-down factors.

Effective immediately, the sub-section entitled “Principal Investment Strategies” beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Principal Investment Strategies
MFS normally invests directly and/or indirectly through investment in mutual funds advised by MFS at least 80% of the fund’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments.

MFS may invest up to 100% of the fund’s assets directly or indirectly in lower quality debt instruments.

MFS may invest the fund’s assets in foreign securities.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered. In structuring the fund, MFS may also consider top-down factors, including sector allocations, yield curve positioning, macroeconomic factors and risk management factors.